                                      Exhibit 99.1

                                 LOAN AGREEMENT

     LOAN AGREEMENT (the "AGREEMENT"),  dated as of November 16th, 2005, between
WATER  CHEF,  INC.,  a  corporation  organized  under  the laws of the  State of
Delaware  ("WTER"),  and SOUTHRIDGE  PARTNERS LP, a Delaware  limited  liability company ("LENDER").

     WHEREAS,  Lender and WTER are executing and  delivering  this  Agreement in reliance upon the exemption  from  securities  registration  afforded by Section
4(2) of the Securities Act of 1933, as amended (the "1933 ACT");

     WHEREAS,  Lender  desires to purchase and WTER  desires to issue,  upon the terms and conditions set forth in this Agreement,  a convertible promissory note and a stock warrant of WTER in consideration for a loan by Lender to WTER in the amount of $250,000.00 in cash; and

     NOW THEREFORE,  in  consideration  of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   ISSUANCE OF CONVERTIBLE PROMISSORY NOTE.

          a.   PURCHASE OF CONVERTIBLE  PROMISSORY NOTE. On the Closing Date (as
defined  below),  WTER shall issue and deliver to Lender (1) a duly  executed 8%
secured convertible  promissory note in the principal amount of $250,000.00 (the
"NOTE") and (2) a stock  warrant for  430,000  shares of WTER common  stock (the
"WARRANT") in consideration  for a loan in the amount of $250,000.00  cash, less transaction  fees and costs (the "LOAN  AMOUNT") This  Agreement,  the Note, the
Warrant,  and all ancillary  documents  associated  with this Agreement shall be referred to as the Transaction Documents.

          b.   CLOSING  DATE.  Subject to the  satisfaction  (or  waiver) of the conditions  thereto set forth in Section 5 and  Section 6 below,  the closing of the loan pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon New
York City Time as of November 16, 2005 or such other mutually  agreed upon time.
The closing of the  transactions  contemplated by this Agreement (the "CLOSING")
shall  occur on the  Closing  Date at such  location  as may be agreed to by the parties.

          c.   LOAN.  On the  Closing  Date,  (i) Lender  shall make the loan in
United States  dollars by wire  transfer of  immediately  available  funds to an account designated in writing by WTER for such purpose,  against delivery of the
Note and the Warrant, and (ii) WTER shall deliver to Lender the Note and Warrant duly executed on behalf of WTER, against delivery of the loan.

          d.   PLEDGE.  The  Note  is  further  secured  pursuant  to  a  Pledge
Agreement  dated as of November 16, 2005 between the Pledgor and Lender  whereby the Pledgor has pledged certain  Collateral and has granted to Lender a security interest in Collateral,  as defined therein,  to secure the payment of the Note.
Such  security  interest may be perfected  by the filing of the  applicable  UCC statements in the appropriate recording offices.

                                                                             -1-

     2.   REPRESENTATIONS  AND  WARRANTIES  OF  LENDER.  Lender  represents  and warrants to WTER that:

          a.   ACCREDITED INVESTOR;  INVESTMENT PURPOSE.  Lender represents that it is an  "Accredited  Investor" as defined in Regulation D under the Securities
Act of 1933.  Lender is  acquiring  the Note for its own account for  investment purposes only and not with a view toward,  or for resale in connection with, the public sale or  distribution  thereof,  except  pursuant to sales  registered or exempted  under the 1933 Act and applicable  state  securities  laws;  PROVIDED,
HOWEVER,  that by making the  representations  herein,  Lender does not agree to hold the Note for any minimum or other  specific  term and reserves the right to dispose of the Note at any time in accordance with or pursuant to a registration statement or an exemption  under the 1933 Act and  applicable  state  securities laws.

          b.   RELIANCE ON EXEMPTIONS. Lender understands that the Note is being issued  to it  in  reliance  upon  specific  exemptions  from  the  registration requirements of United States federal and state securities laws and that WTER is relying  upon the truth and  accuracy  of, and  Lender's  compliance  with,  the representations,  warranties, agreements,  acknowledgments and understandings of
Lender  set  forth  herein  in  order  to  determine  the  availability  of such exemptions and the eligibility of the Lender to acquire the Note.

          c.   INFORMATION. Lender and its advisors, if any, have been furnished with  materials  relating to the business,  finances and  operations of WTER and materials  relating  to the  issuance of the Note which have been  requested  by
Lender or its  advisors.  Neither  such  inquiries  nor any other due  diligence investigation  conducted  by Lender or any of its  advisors  or  representatives shall modify,  amend or affect Lender's right to rely on WTER's  representations and warranties  contained in Section 3 below.  Lender  understands that entering into the loan and acceptance of the Note involves a significant degree of risk.

          d.   GOVERNMENTAL  REVIEW.  Lender  understands  that no United States federal  or state  agency or any other  government  or  governmental  agency has passed upon or made any recommendation or endorsement of the Note.

          e.   TRANSFER  OR  RESALE.  Lender  understands  that  (i) the sale or resale  of the Note and the  Warrant  and any  underlying  conversion  shares of common stock has not been and is not being  registered under the 1933 Act or any applicable  state  securities  laws,  and the  Note and the  Warrant  may not be transferred  unless (a) the Note,  the Warrant and Common  Stock  issuable  upon conversion of the Note  ("Conversion  Shares") are sold pursuant to an effective registration  statement  under the 1933 Act,  (b) the Note,  the Warrant and the
Conversion  Shares are sold or  transferred  pursuant to an exemption  from such registration,  (c) the Note, the Warrant and the  Conversion  Shares are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933
Act (or a  successor  rule)  ("RULE  144"))  of  Lender  who  agrees  to sell or otherwise  transfer the Note or the Warrant only in accordance with this Section
2(e) and who is an Accredited Investor, or (d) (i) the Note, the Warrant and the
Conversion Shares are sold pursuant to Rule 144, if such Rule is available; (ii)
any sale of such Note, the Warrant and the Conversion Shares made in reliance on
Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not  applicable,  any resale of such Note,  the  Warrant and the
Conversion Shares under circumstances in which the seller (or the person through whom the sale is made)  may be  deemed  to be an  underwriter  (as that  term is defined in the 1933 Act) may require  compliance with some other exemption under the 1933 Act or the  rules  and  regulations  of the SEC  thereunder;  and (iii)
neither  WTER nor any other  person is under any  obligation  to comply with the terms and conditions of any exemption under the 1933 Act.

                                                                             -2-

          f.   LEGENDS.  Lender understands that the Note, the Warrant,  and the conversion shares shall bear a restrictive legend in the following form:

               "NEITHER  THIS  SECURITY  NOR THE  SECURITIES
               ISSUABLE  UPON  CONVERSION  HEREOF  HAVE BEEN
               REGISTERED WITH THE UNITED STATES  SECURITIES
               AND  EXCHANGE  COMMISSION  OR THE  SECURITIES
               COMMISSION   OF  ANY   STATE  OR  UNDER   THE
               SECURITIES  ACT  OF  1933,  AS  AMENDED.  THE
               SECURITIES  ARE  RESTRICTED  AND  MAY  NOT BE
               OFFERED,   RESOLD,   PLEDGED  OR  TRANSFERRED
               EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO
               REGISTRATION  OR  EXEMPTION  OR  SAFE  HARBOR
               THEREFROM."

          g.   AUTHORIZATION;  ENFORCEMENT.  This  Agreement  has been  duly and validly  authorized  by  Lender.  This  Agreement  has been  duly  executed  and delivered  on behalf  of  Lender,  and this  Agreement  constitutes  a valid and binding agreement of Lender enforceable in accordance with its terms,  except as such  enforceability  may  be  limited  by  applicable  bankruptcy,  insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting  generally,  the  enforcement of creditors'  rights and remedies or by other equitable principles of general application.

          i.   NO BROKERS.  Lender has taken no action  which would give rise to any claim by any  person for  brokerage  commissions,  finder's  fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     3.   REPRESENTATIONS  AND WARRANTIES OF WTER.  WTER represents and warrants to Lender that:

          a.   AUTHORIZATION;  ENFORCEMENT. (i) WTER has all requisite corporate power and  authority to enter into and perform this  Agreement and to consummate the  transactions  contemplated  hereby and issue the Note and the  Warrant,  in accordance  with the terms  hereof,  (ii) the  execution  and  delivery  of this
Agreement by WTER and the  consummation by it of the  transactions  contemplated hereby (including without limitation,  the sale of the Note to Lender) have been duly authorized by WTER and no further consent or  authorization  of WTER or its shareholders  is  required,  (iii) this  Agreement  has been duly  executed  and delivered  by WTER,  and (iv)  this  Agreement  constitutes  a legal,  valid and binding  obligation  of WTER  enforceable  against WTER in  accordance  with its terms,  except as such  enforceability may be limited by applicable  bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally,  the enforcement of creditors' rights and remedies or by other equitable principles of general application

          b.   [LEFT BLANK]

                                                                             -3-

          c.   NO CONFLICTS.  The  execution,  delivery and  performance of this
Agreement by WTER and the consummation by WTER of the transactions  contemplated hereby (including,  without limitation,  the issuance of the Note and Warrant to
Lender) will not (i) conflict  with or result in a violation of any provision of its certificate of formation or other organizational  documents, or (ii) violate or conflict  with,  or result in a breach of any  provision  of, or constitute a default (or an event  which with notice or lapse of time or both could  become a default)  under,  or  give to  others  any  rights  of  termination,  amendment, acceleration or cancellation of, any agreement,  note, bond,  indenture or other instrument to which WTER is a party,  or (iii) result in a violation of any law, rule,  regulation,  order,  judgment  or  decree  (including  federal  and state
securities  laws  and   regulations  and  regulations  of  any   self-regulatory
organizations  to which  WTER is  subject)  applicable  to WTER or by which  any property of WTER are bound or affected.  Except as specifically  contemplated by this Agreement and as required under the 1933 Act and any applicable federal and state securities laws, WTER is not required to obtain any consent, authorization or order of, or make any filing or  registration  with, any court,  governmental agency,  regulatory agency, self regulatory  organization or stock market or any third  party  in  order  for  it to  execute,  deliver  or  perform  any  of its obligations under this Agreement in accordance with the terms hereof. Except for filings that may be required under applicable  federal and state securities laws in  connection  with the  issuance  and sale of the  Note and the  Warrant,  all consents,  authorizations,  orders,  filings  and  registrations  which  WTER is required to obtain  pursuant to the  preceding  sentence  have been  obtained or effected on or prior to the date hereof.

          d.   NO BROKERS. WTER has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

          e.   NO  OTHER  REPRESENTATIONS.  Except  as  specifically  set  forth herein,  WTER makes no  representations or warranties with respect its financial status, earnings, assets, liabilities, corporate status or any other matter.

     4.   COVENANTS.

          a.   BEST EFFORTS. The parties shall use their best efforts to satisfy timely  each of the  conditions  described  in  Section 5 and  Section 6 of this
Agreement.

          b.   FINANCIAL REPORTING.  WTER shall make and keep public information available,  as those terms are understood and defined in Rule 144 and shall file with the SEC in a timely manner all reports and other documents required of WTER under the Securities Act and the Exchange Act. Furthermore,  WTER shall have its counsel  timely provide a Rule 144 opinion to Lender with respect to the sale of any  common  stock  issued  or  transferred  to Lender  in  connection  with the transactions associated with this Agreement.

          c.   REGISTRATION.   WTER  shall  file  a  registration  statement  to
register  common shares  underlying  conversions of the Note and the exercise of the warrants within sixty (60) days after Closing and shall use its best efforts to have such registration statement declared effective within 120 days following the Closing,  as further outlined in a registration rights agreement between the parties, of even date.

                                                                             -4-

          d.   SALES AND PURCHASES OF WTER COMMON  STOCK.  Prior to the Maturity
Date of the Note, the Lender,  together with any affiliate,  shall not engage in purchases or sales of the common stock of WTER.  Notwithstanding  the  preceding sentence, prior to the Maturity Date the Lender or its affiliate may sell shares of WTER common stock pursuant to an effective registration statement listing the
Lender or affiliate as a selling  shareholder  in  connection  with a documented transaction  between Lender and WTER, if any, separate from the loan transaction associated with this Agreement.

     5.   CONDITIONS  TO WTER'S  OBLIGATION  TO ISSUE.  The  obligation  of WTER hereunder to issue and deliver the Note and the Warrant to Lender at the Closing is subject to the  satisfaction,  at or before the  Closing  Date of each of the following conditions thereto, provided that these conditions are for WTER's sole benefit and may be waived by WTER at any time in its sole discretion:

          a.   Lender shall have executed this  Agreement and delivered the same to WTER.

          b.   Lender shall have  delivered the Loan Amount in  accordance  with
Section 1(b) above.

          c.   The  representations  and  warranties of Lender shall be true and correct in all material  respects as of the date when made and as of the Closing
Date as though made at that time (except for representations and warranties that speak as of a specific  date),  and Lender shall have  performed,  satisfied and complied in all material respects with the covenants,  agreements and conditions required by this Agreement to be performed, satisfied or complied with by Lender at or prior to the Closing Date.

          d.   No  litigation,  statute,  rule,  regulation,   executive  order,
decree,  ruling or injunction shall have been enacted,  entered,  promulgated or endorsed by or in any court or governmental  authority of competent jurisdiction
or  any   self-regulatory   organization   having  authority  over  the  matters
contemplated  hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     6.   CONDITIONS TO LENDER'S  OBLIGATION TO LEND.  The  obligation of Lender hereunder  to  transfer  the  Loan  Amount  at the  Closing  is  subject  to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these  conditions  are for Lender's sole benefit and may be waived by Lender at any time in its sole discretion.

          a.   WTER shall have executed this Agreement and the other Transaction
Documents and delivered the same to Lender.

          b.   WTER shall have  delivered to Lender the original  duly  executed
Note and Warrant (in such  denominations as Lender shall reasonably  request) in accordance with Section 1(b) above.

          c.   Pledgor shall have  delivered to Lender the duly executed  Pledge
Agreement  and has delivered  the  Collateral  to Lender in accordance  with the
Pledge Agreement.

          d.   The  representations  and warranties of WTER and Pledgor shall be true and correct in all material respects as of the date when made and as of the
Closing  Date as  though  made at such  time  (except  for  representations  and warranties  that  speak as of a specific  date) and WTER  shall have  performed,

                                      -5-

satisfied and complied in all material  respects with the covenants,  agreements and conditions required by this Agreement to be performed, satisfied or complied with by WTER at or prior to the Closing Date.

               e.   No  litigation,  statute,  rule,  regulation,   executive  order,
decree,  ruling or injunction shall have been enacted,  entered,  promulgated or endorsed by or in any court or governmental  authority of competent jurisdiction
or  any   self-regulatory   organization   having  authority  over  the  matters
contemplated  hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.   GOVERNING LAW; MISCELLANEOUS.

          a.   GOVERNING LAW;  JURISDICTION.  THIS AGREEMENT  SHALL BE ENFORCED,
GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK
APPLICABLE  TO  AGREEMENTS  MADE AND TO BE PERFORMED  ENTIRELY  WITH SUCH STATE,
WITHOUT  REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY
SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED
IN THE CITY OF NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS
AGREEMENT,   THE  AGREEMENTS   ENTERED  INTO  IN  CONNECTION   HEREWITH  OR  THE
TRANSACTIONS  CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE
DEFENSE OF AN INCONVENIENT  FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.
BOTH PARTIES  FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST
CLASS MAIL SHALL BE DEEMED IN EVERY  RESPECT  EFFECTIVE  SERVICE OF PROCESS UPON
THE  PARTY IN ANY SUCH SUIT OR  PROCEEDING.  NOTHING  HEREIN  SHALL  AFFECT  ANY
PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES
AGREE THAT A FINAL NON-APPEALABLE  JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL
BE  CONCLUSIVE  AND  MAY BE  ENFORCED  IN  OTHER  JURISDICTIONS  BY SUIT ON SUCH
JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY
IN ANY  ACTION,  PROCEEDING  OR  COUNTERCLAIM  BROUGHT BY EITHER OF THE  PARTIES
HERETO  AGAINST  THE  OTHER  IN  RESPECT  OF  ANY  MATTER  ARISING  OUT OF OR IN
CONNECTION WITH THIS AGREEMENT.

          b.   COUNTERPARTS;  SIGNATURES  BY  FACSIMILE.  This  Agreement may be
executed in one or more counterparts,  each of which shall be deemed an original but all of which shall  constitute  one and the same  agreement and shall become effective when  counterparts have been signed by each party and delivered to the other party.  This Agreement,  once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          c.   HEADINGS.  The headings of this Agreement are for  convenience of reference only and shall not form part of, or affect the interpretation of, this
Agreement.

          d.   SEVERABILITY.  In the event that any provision of this  Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision  shall  be  deemed  inoperative  to the  extent  that it may  conflict therewith  and shall be deemed  modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                                      -6-

          e.   ENTIRE AGREEMENT;  AMENDMENTS. This Agreement and the instruments referenced  herein contain the entire  understanding of the parties with respect to the matters covered herein and therein and, except as specifically  set forth herein or therein,  neither WTER nor Lender makes any representation,  warranty, covenant or  undertaking  with  respect to such  matters.  No  provision of this
Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f.   NOTICES.  Any notices required or permitted to be given under the terms of this  Agreement  shall be sent by certified or registered  mail (return receipt requested) or delivered personally or by courier (including a recognized overnight  delivery  service) or by facsimile  and shall be effective  five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery  service)  or by  facsimile,  in each case  addressed  to a party.  The addresses for such communications shall be:

                    If to WTER:

                         1007 Glen Cove Avenue
                         Suite 1
                         Glen Head, NY 11545
                         Attention: President
                         Facsimile: (516)-656-9095

                    If to Lender:

                         Southridge Partners LP
                         90 Grove Street, Suite 204
                         Ridgefield, CT 06877
                         Facsimile:  (203) 431-8301

     Each  party  shall  provide  notice  to the  other  party of any  change in address.

          g.   SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties and their  successors  and assigns.  Neither
WTER nor  Lender  shall  assign  this  Agreement  or any  rights or  obligations hereunder  without the prior written consent of the other.  Notwithstanding  the foregoing,  subject to Section 2(e),  Lender may assign its rights  hereunder to any person that purchases the Note,  the Warrant or any  Conversion  Shares in a
private  transaction from Lender or to any of its  "affiliates," as that term is defined under the 1934 Act, without the consent of WTER.

          h.   THIRD PARTY  BENEFICIARIES.  This  Agreement  is intended for the benefit of the parties  hereto and their  respective  permitted  successors  and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                                                                             -7-

          i.   FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other agreements,  certificates,  instruments and documents, as the other  party may  reasonably  request  in order to carry out the  intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

          j.   NO STRICT CONSTRUCTION.  The language used in this Agreement will be deemed to be the  language  chosen by the  parties  to express  their  mutual intent, and no rules of strict construction will be applied against any party.

                                      -8-

          IN WITNESS WHEREOF, Lender and WTER have caused this Loan Agreement to be duly executed as of the date first above written.

WATER CHEF, INC.

Name:  /s/ David A. Conway
       ---------------------------
Title: President and CEO

SOUTHRIDGE PARTNERS LP

By: /s/ Steven Hicks
    -------------------------------

                                                                             -9-